THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Japan Equity Fund, Inc. (the "Fund") is a diversified, closed-end management investment company. The Fund invests substantially all of its assets in equity securities of non-financial Japanese companies whose securities are traded on the First Section of the Tokyo Stock Exchange ("TSE").

    The investment objective of the Fund is to outperform over the long term, on a total return basis (including appreciation and dividends), the non-financial services sectors of the Tokyo Stock Price Index (TOPIX), a composite market-capitalization weighted index of all common stocks listed on the First Section of the TSE. Daiwa International Capital Management Corp. is the Fund's Investment Manager. The Fund utilizes a statistical and optimization stock selection process, known as the Daiwa Portfolio Optimization System ("DPOS"), developed by the Global Portfolio Research Department of Daiwa Securities Trust Company ("DST"), the Fund's Investment Adviser. DST believes that, by using DPOS, it is able to identify undervalued securities of non-financial services companies.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's NYSE trading symbol is "JEQ". Weekly comparative net asset  value
(NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also appears in many other newspapers.

    The Fund held its Annual Meeting of Shareholders on June 6, 1996, which was subsequently adjourned to and completed on July 16, 1996. Press releases summarizing the results of these meetings were sent to the Fund's registered holders shortly thereafter. If you would like a copy of these releases, please contact DST, the Fund's Administrator (the "Administrator"), at the number shown below.

INQUIRIES

    It is the policy of the Fund to respond to inquiries about its portfolio holdings and performance. Such inquiries should be directed to the Administrator at (800) 933-3440 or (201) 915-3020. Inquiries concerning your share account should be directed to PNC Bank, National Association (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 852-4750 or by writing PNC Bank, National Association, c/o The Japan Equity Fund, Inc., P.O. Box 8950, Wilmington, DE 19899.

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, you may elect to become a direct participant in the Plan by completing and mailing the Enrollment Authorization form on the back cover of the Dividend Reinvestment and Cash Purchase Plan Brochure available from the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may elect to participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without a penalty at any time by sending written notice to your nominee. If you withdraw, you or your nominee will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan participants have the option of making annual investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 annually. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market on or about February 15th of each year. Plan participants should send voluntary cash payments to be received by the Plan Agent approximately ten days before the annual purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the purchase date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent.

THE JAPAN EQUITY FUND, INC.
--------------------------------------------------------------------------------
GENERAL INFORMATION  (CONCLUDED)
--------------------------------------------------------------------------------

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participant subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

                                                                December 1, 1996
DEAR SHAREHOLDERS:

    It is our pleasure, on behalf of The Board of Directors, to present the Annual Report for The Japan Equity Fund, Inc. (the "Fund") for the fiscal year ended October 31, 1996.

BACKGROUND

    The objective of the Fund is to outperform the Tokyo Stock Price Index ("TOPIX") excluding its financial stocks. The TOPIX includes approximately 1,200 stocks traded on the First Section of the Tokyo Stock Exchange ("TSE") weighted by their market value. The way in which the Fund seeks to meet its objective is to examine certain fundamental characteristics of every non-financial stock in the First Section of the TSE. These fundamental characteristics include, among others, the earnings-to-price ratio and the book-to-price ratio. The various fundamental characteristics are weighted by a method which has been developed by Daiwa Securities Trust Company, the Fund's Investment Adviser. In this manner, the Fund seeks to identify currently undervalued stocks.

FUND PERFORMANCE

    As of October 31, 1996, the Fund's net assets were approximately $113.6 million, which represents a net asset value of $10.52 per share. The Fund issued 2,702,000 new shares on November 17, 1995 upon completion of a successful rights offering, which raised approximately $26.5 million (after deducting for offering costs). The Fund paid a dividend of $0.67 per share on December 29, 1995, and issued 15,985 new shares as a result of dividend reinvestment. Adjusting for this dividend payment and for the issuance of shares upon the exercise of rights, the time-weighted return on the Fund's net assets was 1.57% since the Fund's previous fiscal year-end on October 31, 1995. Over the same annual period, the benchmark (the TOPIX less its financial firms component) decreased 0.90%, as measured in U.S. Dollars.

    The change in net asset value in U.S. Dollars depends on several factors; among them: (1) the percentage change in the benchmark during the period; (2) the over or under performance of the Fund's portfolio, after expenses, relative to the benchmark; (3) the change in the Japanese Yen/U.S. Dollar exchange rate; and (4) dividends paid by the Fund during the period.

    The Nikkei 225 Average (the Nikkei 225) closed at 20,467 on October 31, 1996, up 15.93% (in Yen terms) over the last twelve months, but down 7.14% since April 30, 1996. On June 26, 1996, the market reached a post-bubble high of 22,666, and it has been experiencing a correction since that time.

    The management of the Fund believes the upward market movement during the last twelve months has been primarily attributable to Japan's economic recovery, as depreciation in the Yen resulted in an improvement in corporate earnings. The Yen has moved to Y113 vs. the U.S. Dollar from last year's trading range of Y80 -Y105.

    The recent market correction reflects a slowdown in the pace of economic recovery combined with uncertainty regarding the Japanese October 20th general election results. Specifically, the growth rate of forecasted corporate earnings has slowed. Daiwa Institute of Research (DIR), an affiliate of the Fund's Investment Adviser, has revised downwardly its 1996 corporate earnings forecasts to +6.8% from +7.7%. Furthermore, The Bank of Japan's Tankan (quarterly economic survey) has indicated some deterioration in the

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
sentiment of Japanese corporate management. Since the general election failed to produce any one political party with a majority of seats in the Diet (Japanese Parliament), the need to form a coalition government may impede the administrative and economic reform efforts now underway in Japan.

    Despite the political concerns, a combination of fundamental factors, including moderate economic expansion, rising profits, and continued low interest rates, suggest a cautiously optimistic outlook for the Japanese equity market. In addition, the deregulation of Japan's pension funds has begun, as over Y1 trillion of low-yielding fixed-income investments are now being shifted into the equity market.

    It is important to emphasize again that it is not an objective of the Fund to predict changes in its benchmark. Rather, its goal is to outperform the benchmark, while staying fairly fully invested. Specifically, the goal is to hold no more than 5% in cash. On October 31, 1996, the proportion of the Fund's net assets invested in non-financial Japanese equities listed on the First Section of the TSE was 99.44%, while short term investments and other net assets represented 0.56%.

    Using the close of July 24, 1992 (the date upon which the Fund commenced operations) as the performance measurement starting point of 100, by the end of October 1996, the benchmark as measured in Yen equaled 126.56, whereas the value of the Fund's portfolio equaled 141.17 in Yen (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in Yen terms, the Fund outperformed its benchmark by 14.61 percentage points from commencement through October 31, 1996.

    At the end of October 1996, the benchmark, as measured in U.S. Dollars, equaled 141.80, whereas the value of the Fund's portfolio equaled 158.17 in U.S. Dollars (including cash, after expenses, and adjusting for dividend payments, dividend reinvestment, and two rights offerings). Thus, in U.S. Dollar terms, the Fund outperformed its benchmark by 16.37 percentage points from commencement through October 31, 1996. The difference between Yen and Dollar performance reflects a change for the Fund in the exchange rate from Y126.900 per Dollar on July 24, 1992 to Y113.265 per Dollar on October 31, 1996.

    The invested position of the Fund's assets consisted of common stocks of companies operating in 25 different industries. The Fund has relatively large weightings in Electrical Machinery (17.3% of net assets), Construction (11.1%), Transportation Equipment (10.9%), Iron & Steel (7.9%), Chemicals (6.3%), Retail (6.0%), and Foods (5.8%). Note that the industry sector classification system used in this report is that of the Tokyo Stock Exchange, which differs from that used in previous reports. This change in the Fund's classification system is the main reason for the increase in the Electrical Machinery weighting.

    During the Fund's fiscal year ended October 31, 1996, the Fund's market price ranged from a low of $10 1/4 per share on October 30, 1996 to a high of $15 on January 9, 1996. The Fund's market price closed at $10 3/8 per share on October 31, 1996.

    The NYSE trading price in relation to the Fund's net asset value per share, as measured by the weekly closing prices during the Fund's fiscal year ended October 31, 1996 ranged from a premium of 28.77% on January 26, 1996 to a discount of 5.42% on November 17, 1995, and ended the period at a discount of 1.38%.

    The Fund has not invested, and presently does not intend to invest, in derivative securities. Although foreign currency hedging is permitted by the Fund's prospectus, the Fund has not engaged in any foreign currency hedging.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

    Dr. Harry Markowitz, winner of the 1990 Nobel Prize in Economic Sciences, is the Fund's portfolio manager and is responsible for the day-to-day management of the Fund's portfolio. Dr. Markowitz has been the Director of Research with Daiwa Securities Trust Company since 1990; Marvin Speiser Distinguished Professor of Finance and Economics, Baruch College (currently, Distinguished Professor, Emeritus) 1982-1993; and Research Director with Brignoli Models, Inc. from 1984 to 1989.

    We welcome your participation in The Japan Equity Fund, Inc. and your continued interest in the Japanese economy and marketplace.

Sincerely,

                  [SIG]                     [SIG]
KATSUNARI REMBUTSU                          HARRY M. MARKOWITZ
CHAIRMAN OF THE BOARD                       PRESIDENT

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1996
--------------------------------------------------------------------------------

-------------------------------------------
JAPANESE COMMON STOCKS--99.44%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
CHEMICALS--6.30%
    45,000  Fuji Photo Film Co., Ltd...........  $  1,299,166
    91,000  Gun-ei Chemical Industry Co.,
              Ltd..............................       388,055
    34,000  Hokko Chemical Industry Co.,
              Ltd..............................       211,027
   281,000  Konica Corporation.................     1,887,971
   139,000  Mitsubishi Gas Chemical Co.,
              Inc..............................       570,653
    42,000  Nihon Tokushu Toryo Co., Ltd.......       193,193
    83,000  Nippon Sanso Corporation...........       355,405
   122,000  Okura Industrial Co., Ltd..........       737,827
    79,000  Shiseido Co., Ltd..................       927,648
    12,000  Tenma Corporation..................       214,011
    67,000  Tokuyama Corporation...............       373,849
                                                 ------------
                                                    7,158,805
                                                 ------------
CONSTRUCTION--11.06%
   112,000  Asanuma Corporation Ltd............       525,070
    80,000  Daiwa House Industry Co., Ltd......     1,115,967
   341,000  Fujita Corporation.................     1,270,490
   149,000  Hazama Corporation.................       526,200
   373,000  Kumagai Gumi Co., Ltd..............     1,185,538
    70,600  Kyudenko Corporation...............       816,545
   148,000  Maeda Corporation..................     1,208,670
    44,000  Nichiei Construction Co., Ltd......       379,146
    17,000  Nippon Hodo Co., Ltd...............       238,644
   158,000  Sekisui House, Ltd.................     1,673,950

  SHARES                                            VALUE
----------                                       ------------
   190,000  SXL Corporation....................  $  1,664,062
    29,700  Toenec Corporation.................       225,244
    74,800  Tokyo Denki Komusho Co., Ltd.......       615,491
   288,000  Tokyu Construction Co., Ltd........     1,113,707
                                                 ------------
                                                   12,558,724
                                                 ------------
ELECTRIC POWER & GAS--1.51%
    48,100  Kyushu Electric Power Co., Inc.....       989,476
   251,000  Toho Gas Co., Ltd..................       729,078
                                                 ------------
                                                    1,718,554
                                                 ------------
ELECTRICAL MACHINERY--17.32%
    35,000  Fuji Electric Co., Ltd.............       159,758
   254,000  Fujitsu Ltd........................     2,242,529
    22,000  Graphtec Corporation+..............       178,307
   131,000  Hitachi Koki Co., Ltd..............     1,104,534
   264,000  Hitachi Ltd........................     2,354,125
    21,000  Idec Izumi Corporation.............       184,664
    37,000  Kyocera Corporation................     2,453,273
   140,000  Matsushita Electric Industrial Co.,
              Ltd..............................     2,249,592
   238,000  NEC Corporation....................     2,605,571
    23,000  Nippon Chemi-con Corporation.......       135,240
    13,000  Pioneer Electronic Corporation.....       258,244
   338,000  Sanyo Electric Co., Ltd............     1,647,252
    35,000  Sony Corporation...................     2,110,537
   300,000  Toshiba Corporation................     1,885,843
     9,000  Victor Company of Japan, Ltd.......       101,708
                                                 ------------
                                                   19,671,177
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
FISHERY, AGRICULTURE & FORESTRY--0.83%
   245,000  Nippon Suisan Kaisha, Ltd.+........  $    943,098
                                                 ------------
FOODS--5.78%
    62,000  Asahi Breweries, Ltd...............       640,445
   289,000  Itoham Foods Inc...................     1,888,138
    49,000  Kirin Brewery Co., Ltd.............       506,158
   121,000  Marudai Food Co., Ltd..............       748,872
   239,000  Nichirei Corporation...............     1,436,975
    77,000  Nippon Flour Mills Co., Ltd........       399,055
    91,800  Pokka Corporation..................       948,272
                                                 ------------
                                                    6,567,915
                                                 ------------
GLASS & CERAMIC PRODUCTS--3.10%
   296,000  Chichibu Onoda Cement Co., Ltd.....     1,405,977
   105,000  INAX Corporation...................       897,365
    13,000  Nippon Hume Pipe Co., Ltd..........        86,655
   240,000  Sumitomo Osaka Cement Co., Ltd.....       985,300
    31,000  Yamamura Glass Co., Ltd............       145,058
                                                 ------------
                                                    3,520,355
                                                 ------------
IRON & STEEL--7.94%
   120,000  Aichi Steel Works, Ltd.............       614,488
   554,000  Kobe Steel, Ltd.+..................     1,320,620
    44,000  Kurimoto, Ltd......................       423,432
   156,000  Nippon Metal Industry Co., Ltd.....       571,580
   791,000  Nippon Steel Co., Ltd..............     2,318,563
   261,000  Nisshin Steel Co., Ltd.............       811,124
   156,000  Sanyo Special Steel Co., Ltd.......       539,902

  SHARES                                            VALUE
----------                                       ------------
   658,000  Sumitomo Metal Industries, Ltd.....  $  1,818,338
    91,000  Yodogawa Steel Works, Ltd..........       594,535
                                                 ------------
                                                    9,012,582
                                                 ------------
LAND TRANSPORT--0.65%
   145,000  Nishi-Nippon Railroad Co., Ltd.....       531,276
    15,000  Seino Transportation Co., Ltd......       209,244
                                                 ------------
                                                      740,520
                                                 ------------
MACHINERY--0.14%
    20,000  Torishima Pump Manufacturing Co.,
              Ltd..............................       162,451
                                                 ------------
METAL PRODUCTS--1.94%
    63,000  Bunka Shutter Co., Ltd.............       441,637
    76,000  Hokkai Can Co., Ltd................       507,271
   114,000  Komai Tekko Inc....................       819,282
    37,000  Yokogawa Bridge Corporation........       437,734
                                                 ------------
                                                    2,205,924
                                                 ------------
MINING--1.55%
   205,000  Nittetsu Mining Co., Ltd...........     1,764,667
                                                 ------------
NON-FERROUS METALS--3.90%
   317,000  Dowa Mining Co., Ltd...............     1,376,983
    36,000  Furukawa Co., Ltd..................       157,648
   438,000  Furukawa Electric Co., Ltd.........     2,335,691
   140,000  Optec Dai-Ichi Denko Co., Ltd......       561,162
                                                 ------------
                                                    4,431,484
                                                 ------------

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONTINUED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
OIL & COAL PRODUCTS--2.11%
   204,000  Japan Energy Corporation...........  $    673,606
   301,000  Nippon Oil Co., Ltd................     1,727,365
                                                 ------------
                                                    2,400,971
                                                 ------------
OTHER PRODUCTS--1.94%
   101,000  Gakken Co., Ltd....................       686,620
    57,000  Itoki Crebio Corporation...........       457,953
    17,000  Sun Wave Corporation...............       195,118
    89,000  Takara Co., Ltd....................       652,187
    17,000  Toppan Printing Co., Ltd...........       208,626
                                                 ------------
                                                    2,200,504
                                                 ------------
PHARMACEUTICALS--2.83%
    69,000  Fujisawa Pharmaceutical Co.,
              Ltd..............................       609,191
   197,000  Shionogi & Co., Ltd................     1,539,266
    58,000  Tanabe Seiyaku Co., Ltd............       434,750
    45,000  Teikoku Hormone Manufacturing Co.,
              Ltd..............................       631,704
                                                 ------------
                                                    3,214,911
                                                 ------------
PULP & PAPER--1.03%
    97,000  Chuetsu Pulp & Paper Co., Ltd......       459,030
    27,600  Daio Paper Corporation.............       287,538
    74,000  Nippon Paper Industries............       419,441
                                                 ------------
                                                    1,166,009
                                                 ------------
REAL ESTATE--0.49%
    76,000  Sumitomo Realty & Development Co.,
              Ltd..............................       555,582
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
RETAIL--6.01%
    71,500  Aoyama Trading Co., Ltd............  $  1,836,975
    19,000  Ito-Yokado Co., Ltd................       952,810
    56,000  Kasumi Co., Ltd....................       447,941
    20,000  Maruetsu, Inc......................       144,087
    41,500  Parco Co., Ltd.....................       392,045
   229,000  Seiyu, Ltd.........................     2,325,078
    16,000  Senshukai Co., Ltd.................       226,019
    37,000  Tobu Store Co., Ltd................       234,874
    48,000  Totenko Co., Ltd...................       270,375
                                                 ------------
                                                    6,830,204
                                                 ------------
RUBBER PRODUCTS--0.79%
   228,000  Toyo Tire & Rubber Co., Ltd........       895,775
                                                 ------------
SERVICES--1.16%
    10,000  CSK Corporation....................       295,767
     7,000  Intec, Inc.........................        98,883
    60,000  Tokyo Broadcasting System Inc......       921,732
                                                 ------------
                                                    1,316,382
                                                 ------------
TEXTILE & APPAREL--4.22%
   122,000  Atsugi Nylon Industrial Co.,
              Ltd..............................       499,784
   139,000  Gunze, Ltd.........................       785,415
    35,000  Ichikawa Woolen Textile Co.,
              Ltd..............................       152,960
    21,000  Japan Wool Textile Co., Ltd........       176,136
   426,000  Kurabo Industries Co., Ltd.........     1,414,170
   121,000  Nippon Felt Co., Ltd...............       780,921
    85,000  Nisshinbo Industries Inc...........       743,698

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 1996
--------------------------------------------------------------------------------

JAPANESE COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TEXTILE & APPAREL (CONCLUDED)
    18,000  Renown Look, Inc...................  $    108,065
    27,000  Teijin Ltd.........................       125,626
                                                 ------------
                                                    4,786,775
                                                 ------------
TRANSPORTATION EQUIPMENT--10.88%
    97,000  Aichi Machine Industry Co., Ltd....       626,884
   133,000  Daihatsu Motor Co., Ltd............       823,140
   507,000  Fuji Heavy Industries, Ltd.........     2,372,401
    17,000  Futaba Industrial Co., Ltd.........       286,673
   119,000  Kanto Auto Works, Ltd..............       873,076
   213,000  Mitsubishi Motors Corporation......     1,771,474
   295,000  Nissan Motor Co., Ltd..............     2,242,484
    36,000  Tokai Rika Co., Ltd................       321,017
    94,000  Toyoda Automatic Loom Works,
              Ltd..............................     1,751,115

    51,000  Toyota Auto Body Co., Ltd..........       531,320
    32,000  Toyota Motor Corporation...........       759,988
                                                 ------------
                                                   12,359,572
                                                 ------------
WAREHOUSING--0.79%
   141,000  Sumitomo Warehouse Co., Ltd........       892,570
                                                 ------------
WHOLESALE--5.17%
    46,000  Marubeni Corporation...............       214,029
    16,000  Mitsubishi Corporation.............       179,402
    32,000  Nagase & Co., Ltd..................       274,048
   175,000  Nichiei Co., Ltd...................       492,871

  SHARES                                            VALUE
----------                                       ------------
   331,000  Nichimen Corporation...............  $  1,347,203
    90,000  Nichimo Co., Ltd.+.................       357,569
    22,000  Sankyo Seiko Co., Ltd..............       136,353
    15,000  Sato Shoji Corporation.............       108,595
    31,000  Sumitomo Corporation...............       251,525
   201,000  Sun Telephone Co., Ltd.............     1,350,470
   111,000  Toyota Tsusho Corporation..........       647,782
   112,000  Yuasa Trading Co., Ltd.............       507,271
                                                 ------------
                                                    5,867,118
                                                 ------------
Total Japanese Common Stocks
  (Cost--$115,646,567).........................   112,942,629
                                                 ------------

-------------------------------------------
SHORT-TERM INVESTMENTS--0.07%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)                                             VALUE
----------                                       ------------
U.S. DOLLAR TIME DEPOSIT--0.07%
        82  Bank of New York, 3.40% due 11/1/96
              (Cost--$82,128)..................        82,128
                                                 ------------
Total Investments--99.51%
  (Cost--$115,728,695).........................   113,024,757
Other assets less liabilities--0.49%...........       552,035
                                                 ------------
NET ASSETS (Applicable to 10,795,862 shares of
  capital stock outstanding; equivalent to
  $10.52 per share)--100.00%...................  $113,576,792
                                                 ------------
                                                 ------------

------------------------

   +  Non-income producing securities.

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.

----------------------------------------------------------------------

TEN LARGEST COMMON STOCK CLASSIFICATIONS HELD
OCTOBER 31, 1996
-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
-----------------------------------  ----------
Electrical Machinery...............    17.32%
Construction.......................    11.06
Transportation Equipment...........    10.88
Iron & Steel.......................     7.94
Chemicals..........................     6.30
Retail.............................     6.01
Foods..............................     5.78
Wholesale..........................     5.17
Textile & Apparel..................     4.22
Non-Ferrous Metals.................     3.90

TEN LARGEST COMMON STOCK POSITIONS HELD
OCTOBER 31, 1996
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----------------------------------  ----------
NEC Corporation....................     2.29%
Kyocera Corporation................     2.16
Fuji Heavy Industries, Ltd.........     2.09
Hitachi Ltd........................     2.07
Furukawa Electric Co., Ltd.........     2.06
Seiyu, Ltd.........................     2.05
Nippon Steel Co., Ltd..............     2.04
Matsushita Electric Industrial Co.,
 Ltd...............................     1.98
Fujitsu Ltd........................     1.97
Nissan Motor Co., Ltd..............     1.97

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value
   (cost-$115,728,695).......................    $ 113,024,757
  Cash denominated in foreign currency
   (cost-$321,626)...........................          318,295
  Interest and dividends receivable..........          308,867
  Deferred organizational expenses...........           29,142
  Prepaid expenses...........................           23,809
                                                 -------------
    Total assets.............................      113,704,870
                                                 -------------
LIABILITIES
  Payable to investment manager..............           31,777
  Payable to administrator...................           16,735
  Accrued expenses and other liabilities.....           79,566
                                                 -------------
    Total liabilities........................          128,078
                                                 -------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 30,000,000 shares authorized;
   10,795,862 shares issued and
   outstanding...............................          107,959
  Paid-in capital in excess of par value.....      109,199,096
  Accumulated net investment loss............          (56,186)
  Undistributed net realized gain on
   investments...............................        7,043,020
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........       (2,717,097)
                                                 -------------
    Net assets applicable to shares
     outstanding.............................    $ 113,576,792
                                                 -------------
                                                 -------------
        NET ASSET VALUE PER SHARE............    $       10.52
                                                 -------------
                                                 -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends (net of withholding taxes of
   $172,544).................................    $    985,630
  Interest...................................          51,120
                                                 ------------
    Total investment income..................       1,036,750
                                                 ------------
EXPENSES:
  Investment management fee and expenses.....         390,747
  Administration fees and expenses...........         200,627
  Custodian fees and expenses................         132,927
  Reports and notices to shareholders........          81,285
  Legal fees and expenses....................          65,640
  Audit and tax services.....................          53,600
  Directors' fees and expenses...............          43,008
  Amortization of organizational expenses....          40,252
  Insurance expense..........................          32,183
  Transfer agency fee and expenses...........          21,630
  Other......................................          29,222
                                                 ------------
    Total expenses...........................       1,091,121
                                                 ------------
NET INVESTMENT LOSS..........................         (54,371)
                                                 ------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM
 INVESTMENT ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       7,398,313
  Net realized foreign currency transaction
   losses....................................        (215,519)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................      (5,716,978)
  Net change in unrealized appreciation
   (depreciation) on translation of
   short-term investments and other assets
   and liabilities denominated in foreign
   currency..................................          19,335
                                                 ------------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................       1,485,151
                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $  1,430,780
                                                 ------------
                                                 ------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                       FOR THE YEARS ENDED
                                                           OCTOBER 31,
                                                 -------------------------------
                                                     1996              1995
                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment loss........................    $     (54,371)    $     (75,831)
  Net realized gain (loss) on:
    Investments..............................        7,398,313         7,351,511
    Foreign currency transactions............         (215,519)         (155,252)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........       (5,716,978)      (22,527,635)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           19,335           (36,857)
                                                 -------------     -------------
  Net increase (decrease) in net assets
   resulting from operations.................        1,430,780       (15,444,064)
                                                 -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
  Net realized gains from investment and
   foreign currency transactions.............       (7,222,517)      (11,872,529)
                                                 -------------     -------------
FROM CAPITAL STOCK TRANSACTIONS:
  Sale of capital stock resulting from:
    Reinvestment of dividends................          203,106           365,121
    Exercise of rights issued................       26,502,050          --
                                                 -------------     -------------
  Net increase in net assets derived from
   capital stock transactions................       26,705,156           365,121
                                                 -------------     -------------
  Net increase (decrease) in net assets......       20,913,419       (26,951,472)
NET ASSETS:
  Beginning of year..........................       92,663,373       119,614,845
                                                 -------------     -------------
  End of year (including accumulated net
   investment loss of $56,186 and $40,413,
   respectively).............................    $ 113,576,792     $  92,663,373
                                                 -------------     -------------
                                                 -------------     -------------

                See accompanying notes to financial statements.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Japan Equity Fund, Inc. (the "Fund") was incorporated in Maryland on July 12, 1990 under its former name "The Japan Emerging Equity Fund, Inc.". It is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company. Prior to commencing its operations on July 24, 1992, the Fund had no operations other than the sale of 10,700 shares of common stock for a total of $100,580 on July 13, 1992 to Daiwa Securities America Inc. ("DSA"), the lead underwriter of the Fund and an affiliate of Daiwa International Capital Management Corp., the Fund's investment manager, and of Daiwa Securities Trust Company, the Fund's investment adviser, administrator and custodian. On July 24, 1992, 6,000,000 shares of common stock were issued in conjunction with its initial underwriting. Organizational costs of approximately $202,000 have been deferred and are being amortized using the straight line method over a five year period beginning with the date on which the Fund commenced investment operations.

    The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on the First Section of the Tokyo Stock Exchange and for which market quotations are readily available are valued at the last reported sales price available to the Fund at the close of business on the day the securities are being valued or, lacking any such sales, at the last available bid price. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of 60 days or less are valued at amortized cost, except where the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in Japanese yen are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    The Fund is not subject to any Japanese income, capital gains or other taxes except for withholding taxes on certain income, generally imposed at rates of 10% on interest and 15% on dividends, paid to the Fund by Japanese corporations.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions from Japanese securities which may be recorded after the ex-date, but recorded as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Fund has an Investment Management Agreement dated July 17, 1992 with Daiwa International Capital Management Corp. (the "Manager"). Daiwa Securities Trust Company ("DST" or the "Adviser") acts as the Fund's investment adviser pursuant to an Investment Advisory Agreement dated July 17, 1992 between the Manager and DST. For such investment services, the Fund pays the Manager a monthly fee at an annual rate of 0.60% of the first $20 million, 0.40% of the next $30 million and 0.20% of the excess over $50 million of the Fund's average weekly net assets, of which fee 70% is paid by the Manager to DST.

    Brokerage commissions of $314,579 were paid by the Fund to Daiwa Securities Co. Ltd., an affiliate of the Manager and DST, in connection with portfolio transactions for the year ended October 31, 1996. In addition, the Fund will reimburse the Manager and the Adviser for all out-of-pocket expenses related to the Fund. For the year ended October 31, 1996, investment management fees and expenses include expenses of $8,295 paid to the Adviser, representing reimbursement to the Adviser of costs relating to the attendance by an employee of the Adviser at meetings of the Fund's Board.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    DST provides certain administrative services to the Fund, for which the Fund pays to DST a monthly fee at an annual rate of 0.20% of the first $60 million of the Fund's average weekly net assets, 0.15% of the next $40 million and 0.10% of the excess over $100 million, with a minimum annual fee of $120,000.

    DST also acts as custodian for the Fund's assets and has appointed The Sumitomo Bank, Limited to act as the sub-custodian for all of the cash and securities of the Fund held in Japan. As compensation for its services as custodian, DST receives a monthly fee and reimbursement of out-of-pocket expenses. Such expenses include fees and out-of-pocket expenses of the sub-custodian. During the year ended October 31, 1996, DST earned $64,661, excluding sub-custodian fees and expenses, as compensation for its custodial services to the Fund.

    At October 31, 1996, the Fund owed $16,735 and $5,266 to DST for administration and custodian fees, excluding sub-custodian fees and expenses, respectively.

    During the year ended October 31, 1996, the Fund paid or accrued $59,640, excluding approximately $101,000 paid in connection with the Fund's rights offering, for legal services in connection with the Fund's on-going operations to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    For federal income tax purposes, the cost of securities owned at October 31, 1996 was substantially the same as the cost of securities for financial statement purposes. At October 31, 1996, the net unrealized depreciation of investments for federal income tax purposes, excluding short-term securities, of $2,703,938 was composed of gross appreciation of $6,650,399 for those investments having an excess of value over cost, and gross depreciation of $9,354,337 for those investments having an excess of cost over value. For the year ended October 31, 1996, total aggregate purchases and sales on portfolio securities, excluding short-term securities, were $61,501,268 and $40,332,167, respectively.

    As of October 31, 1996, the Fund had permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from permanent book/tax differences for the year ended October 31, 1996, $38,598 was reclassified from accumulated net investment loss and charged to undistributed net realized gain on investments.

CAPITAL STOCK

    There are 30,000,000 shares of $.01 par value common stock authorized. During the years ended October 31, 1996 and 1995, 15,985 and 28,705 shares were issued, respectively, as a result of the reinvestment of dividends paid to those shareholders electing to reinvest dividends.

    The Fund issued 2,702,000 shares on November 17, 1995 in connection with a rights offering of the Fund's shares, the proceeds of which, net of fees and expenses, were approximately $26.5 million. Shareholders of record on October 31, 1995 were issued one transferable right for each share of common stock owned, entitling shareholders to acquire one newly-issued share of common stock for every three rights held at a subscription price of $10.31, which was determined on November 17, 1995. Offering costs of approximately $315,000 ($0.03

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
per  share), including approximately  $62,000 paid to  DSA, as reimbursement for its expenses incurred in acting as dealer manager, were charged to paid-in capital in excess of par value upon completion of the offering. Dealer manager and soliciting fees of $1,044,661 ($0.10 per share) were netted against the proceeds of the subscription. DSA earned approximately $538,846 of the aforementioned fees with respect to its participation in the offering.

    Of the 10,795,862 shares of the Fund outstanding at October 31, 1996, DSA owned 13,549 shares.

SUBSEQUENT EVENT

    On December 5, 1996, a dividend was declared by the Board. The distribution of $0.6550 per share is payable on December 27, 1996, to shareholders of record at the close of business on December 16, 1996. The New York Stock Exchange has determined that the ex-dividend date is December 12, 1996.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)
--------------------------------------------------------------------------------

QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                        NET REALIZED AND
                                                                        UNREALIZED GAINS    NET INCREASE
                                                                          (LOSSES) ON      (DECREASE) IN
                                                              NET       INVESTMENTS AND         NET
                                           INVESTMENT     INVESTMENT    FOREIGN CURRENCY  ASSETS RESULTING
                                             INCOME      INCOME (LOSS)    TRANSACTIONS    FROM OPERATIONS
                                         --------------  -------------  ----------------  ----------------
                                         TOTAL    PER    TOTAL   PER     TOTAL     PER     TOTAL     PER
QUARTER ENDED                            (000)   SHARE   (000)  SHARE    (000)    SHARE    (000)    SHARE
---------------------------------------  ------  ------  -----  ------  --------  ------  --------  ------
January 31, 1996.......................  $  111  $ 0.01  $(161) $(0.02) $ 10,409  $ 1.02  $ 10,248  $ 1.00
April 30, 1996.........................     517    0.06    247    0.03    13,139    1.21    13,386    1.24
July 31, 1996..........................      65    0.01   (224)  (0.02)  (13,611)  (1.31)  (13,835)  (1.33)
October 31, 1996.......................     344    0.03     84    0.00    (8,452)  (0.73)   (8,368)  (0.73)
                                         ------  ------  -----  ------  --------  ------  --------  ------
For the year ended October 31, 1996....  $1,037  $ 0.11  $ (54) $(0.01) $  1,485  $ 0.19  $  1,431  $ 0.18
                                         ------  ------  -----  ------  --------  ------  --------  ------
                                         ------  ------  -----  ------  --------  ------  --------  ------

January 31, 1995.......................  $    1  $ 0.00  $(250) $(0.03) $ (3,323) $(0.41) $ (3,573) $(0.44)
April 30, 1995.........................     609    0.07    355    0.04     3,191    0.40     3,546    0.44
July 31, 1995..........................     631    0.08   (220)  (0.02)   (6,529)  (0.81)   (6,749)  (0.83)
October 31, 1995.......................    (333)  (0.04)    39    0.00    (8,707)  (1.08)   (8,668)  (1.08)
                                         ------  ------  -----  ------  --------  ------  --------  ------
For the year ended October 31, 1995....  $  908  $ 0.11  $ (76) $(0.01) $(15,368) $(1.90) $(15,444) $(1.91)
                                         ------  ------  -----  ------  --------  ------  --------  ------
                                         ------  ------  -----  ------  --------  ------  --------  ------

PER SHARE SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)

                                            NET ASSET           MARKET
                                              VALUE             PRICE*         SHARE
                                         ----------------  ----------------   VOLUME*
QUARTER ENDED                             HIGH      LOW     HIGH      LOW      (000)
---------------------------------------  -------  -------  -------  -------  ----------
January 31, 1996.......................  $ 11.77  $ 11.06  $    15  $10 3/8      5,157
April 30, 1996.........................    12.58    10.99       14       12      2,199
July 31, 1996..........................    12.31    11.30       14   10 3/8      1,570
October 31, 1996.......................    11.46    10.52   11 7/8   10 1/4      1,143

January 31, 1995.......................    14.71    12.18   15 5/8       11      2,151
April 30, 1995.........................    13.54    11.84   13 5/8       12      1,801
July 31, 1995..........................    13.50    11.75   14 5/8   11 1/2      2,511
October 31, 1995.......................    12.35    11.43   16 1/8   12 1/4      2,578

------------------------
  *  As reported on the New York Stock Exchange.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                                                                                                 FOR THE
                                                                                                                  PERIOD
                                                                                                                 JULY 24,
                                                                                                                1992* TO,
                                                                     FOR THE YEARS ENDED OCTOBER 31,             OCTOBER
                                                            -------------------------------------------------      31,
                                                               1996         1995         1994         1993         1992
                                                            ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period.....................      $ 11.47      $ 14.86      $ 14.69       $ 9.93       $ 9.40
                                                            ----------   ----------   ----------   ----------   ----------
Net investment loss......................................       (0.01)       (0.01)       (0.03)       (0.05)       --
Net realized and unrealized gains (losses) on investments
 and foreign currency transactions.......................         0.19       (1.90)         1.75         4.81         0.67
                                                            ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value resulting from
 operations..............................................         0.18       (1.91)         1.72         4.76         0.67
                                                            ----------   ----------   ----------   ----------   ----------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign currency
   transactions..........................................       (0.67)       (1.48)       (1.09)       --           --
                                                            ----------   ----------   ----------   ----------   ----------
Dilutive effect of rights offering.......................       (0.43)       --           (0.42)       --           --
                                                            ----------   ----------   ----------   ----------   ----------
Offering costs charged to paid-in capital in excess of
 par value...............................................       (0.03)       --           (0.04)       --           (0.14)
                                                            ----------   ----------   ----------   ----------   ----------
Net asset value, end of period...........................      $ 10.52      $ 11.47      $ 14.86      $ 14.69       $ 9.93
                                                            ----------   ----------   ----------   ----------   ----------
                                                            ----------   ----------   ----------   ----------   ----------
Per share market value, end of period....................     $ 10.375     $ 12.875     $ 15.000     $ 13.625      $ 9.500
                                                            ----------   ----------   ----------   ----------   ----------
                                                            ----------   ----------   ----------   ----------   ----------
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends+...................      (13.55)%      (4.21)%       22.10%       43.42%        1.33%
  Based on net asset value at beginning and end of year,
   assuming reinvestment of dividends+...................       (1.18)%     (13.86)%       11.88%       47.94%        5.64%
Ratios and supplemental data:
  Net assets, end of year (in millions)..................       $113.6       $ 92.7       $119.6       $ 88.3       $ 59.7
  Ratios to average net assets of:
    Expenses.............................................         0.90%        0.97%        0.93%        1.18%        1.65%**
    Net investment loss..................................       (0.04)%      (0.07)%      (0.19)%      (0.34)%      (0.16)%**
  Portfolio turnover.....................................        33.89%       28.35%       30.76%       25.42%        0.57%
  Average commission rate per share......................    $0.0325          N/A          N/A          N/A          N/A

--------------------------
  *  Commencement of operations.
 **  Annualized.
  + For the years ended October 31, 1996 and 1994, the total investment return includes the benefit of shares resulting from the exercise of rights.

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Japan Equity Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Equity Fund, Inc. (the "Fund") at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period July 24, 1992 (commencement of operations) to October 31, 1992, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 5, 1996

THE JAPAN EQUITY FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (October 31, 1996) as to the federal tax status of distributions received by you during such fiscal year. Accordingly, the Fund is hereby advising you that of the $0.6700 per share distribution paid during the fiscal year, on December 29, 1995, $0.1050 represented an ordinary income dividend, and $0.5650 represented a long-term capital gain distribution.

    In addition, on December 5, 1996, the Board of Directors of the Fund declared a total distribution of $0.6550 per share, of which $0.0420 represents a dividend from ordinary income and $0.6130 represents a distribution of long-term capital gains.

    During the Fund's fiscal year ended October 31, 1996, the Fund paid $156,771 in foreign taxes. The Fund has elected to give the benefit of the foreign tax credit to its shareholders.

    Because the Fund's fiscal year is not the calendar year, a notification will be sent to shareholders in respect of calendar year 1996. This notification, which will reflect the amount of income from foreign sources to be used by calendar year taxpayers on their federal income tax returns, as well as the amount of any foreign tax credit available to its shareholders, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Katsunari Rembutsu, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
Robert F. Gurnee
Harry M. Markowitz
Frederick W. Zuckerman
--------------------------------------------
OFFICERS

Harry M. Markowitz
PRESIDENT
Daniel F. Barry
VICE PRESIDENT
Lawrence Jacob
SECRETARY
Edward J. Grace
TREASURER
John J. O'Keefe
ASSISTANT TREASURER
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
Daiwa International Capital Management Corp.

INVESTMENT ADVISER
Daiwa Securities Trust Company

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
PNC Bank, National Association

LEGAL COUNSEL
Rogers & Wells

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                 ANNUAL REPORT
                                OCTOBER 31, 1996

-------------------------

                                     [LOGO]

-------------------------

THE JAPAN EQUITY
 FUND, INC.
c/o Daiwa Securities Trust Company
One Evertrust Plaza
Jersey City, New Jersey 07302

INVESTMENT MANAGER
Daiwa International Capital
  Management Corp.
INVESTMENT ADVISER
Daiwa Securities Trust Company